UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 14, 2014

                      FLEXIBLE SOLUTIONS INTERNATIONAL INC.
                      -------------------------------------
             (Exact name of Registrant as specified in its charter)


       Nevada                        001-31540                  91-1922863
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(State or other jurisdiction      (Commission File No.)     (IRS Employer
of incorporation)                                            Identification No.)

                              615 Discovery Street
                       Victoria, British Columbia V8T 5G4
                      ------------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (250) 477-9969

                                       N/A
                   -----------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition

     On June 11, 2014 and August 14, 2014, the Company issued press releases announcing the Company's financial results for the three months ended March 31, 2014 and June 30, 2014.

Item 7.01   Regulation FD Disclosure

     On August 15, 2014, the Company held a conference call to discuss its financial results for the three months ended June 30, 2014, as well as other information regarding the Company.

Item 9.01   Exhibits

Exhibit
Number      Description of Document

   99.1      July 11, 2014 Press Release

   99.2      August 14, 2014 Press Release

   99.3 Text of opening remarks by Dan O'Brien/August 15, 2014 conference call

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 15, 2014
                                 FLEXIBLE SOLUTIONS INTERNATIONAL INC.



                                 By: /s/ Daniel B. O'Brien
                                     ----------------------------------------
                                     Daniel B. O'Brien, President and Chief
                                     Executive Officer